UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2008 (April 21, 2008)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 21, 2008, IVS Associates, Inc., the independent inspector of elections retained by Vineyard National Bancorp (the “Company”) in connection with the solicitation of written shareholder consents by Jon Salmanson and Norman Morales, certified that the following actions have been adopted by the Company’s shareholders:

(1) Article II, Section 3 of the Amended and Restated Bylaws of Vineyard National Bancorp (the “Bylaws”) was amended to permit shareholders to nominate directors until the time of the annual meeting of shareholders in the event that a director, chief executive officer or president of the Company resigns, is terminated or otherwise leaves office subsequent to the date that shareholders may nominate directors as set forth in the Bylaws or the Company’s Nominating Committee Charter;

(2) Article II, Section 2 of the Bylaws was amended to require that the annual meeting of shareholders be held no earlier than the third Wednesday of May of each year and within at least thirteen (13) months of the previous annual meeting of shareholders; and

(3) each provision of the Bylaws or amendments of the Bylaws that were adopted after August 2, 2007 and before the effectiveness of the foregoing Bylaw amendments were repealed.

As a result of these actions, the amendments to the Bylaws that were approved by the Company’s Board of Directors on April 2, 2008 were repealed.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments to the Bylaws approved by the shareholders and is qualified in its entirety by reference to the Certificate of Amendment to the Amended and Restated Bylaws of Vineyard National Bancorp attached to this Current Report on Form 8-K as Exhibit 3.1, which is incorporated herein by reference.

A copy of the press release, dated April 21, 2008, issued by the Company announcing the certification by IVS Associates, Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Amendment to the Amended and Restated Bylaws of Vineyard National Bancorp
99.1	Press Release of Vineyard National Bancorp, dated April 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 21, 2008	By:	/s/ James G. LeSieur
James G. LeSieur
Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Amendment to the Amended and Restated Bylaws of Vineyard National Bancorp
99.1	Press release of Vineyard National Bancorp dated April 21, 2008.